EXHIBIT 10(e)

RATE SCHEDULE EFT

ENHANCED FIRM TRANSPORTATION SERVICE

FORM OF TRANSPORTATION AGREEMENT

CONTRACT NO. 016775

THIS AGREEMENT, made and entered into as of the   1  st day of   April  ,   2000  , by and between:

PANHANDLE EASTERN PIPE LINE COMPANY, (hereinafter called "Panhandle"), a Delaware Corporation,

and

PEOPLES GAS LIGHT AND COKE COMPANY (THE) (hereinafter called "Shipper"), a(n) LOCAL DISTRIBUTION COMPANY incorporated in the State of IL.

Shipper represents and warrants that Shipper conforms to the requirements of 18 C.F.R.
Section 284.102	(284B - Intrastate Pipelines or
Local Distribution Companies)

Section 284.222	(284G - Interstate Pipelines)

Section 284.223	(284G - Others)	x

This contract is Firm Seasonal Storage Related

In consideration of the mutual convenants and agreements as herein set forth, both Panhandle and Shipper convenant and agree as follows:

ARTICLE 1 - SERVICE

Panhandle agrees to receive at the Point(s) of Receipt and deliver at the Point(s) of Delivery, on a firm basis, quantities of Natural Gas up to the following daily quantities (Dt./Day), which shall constitute the Maximum Daily Contract Quantity:

Effective from	10/01/2000	through	03/31/2001:	86,102 Dt./Day

The Maximum Daily Contract Quantity is stated in delivery quantities, for which received quantities must be adjusted for fuel usage and lost or unaccounted-for Gas as set out in the then-effective, applicable rates and charges under Panhandle's Rate Schedule EFT.

Exhibit A hereto states the Point(s) of Receipt and Delivery. Exhibit A may be revised from time to time by written agreement between Panhandle and Shipper and, as may be revised, is by this reference incorporated in its entirety into this Agreement and made an integral part hereof. Shipper's Maximum Daily Contract Quantity shall be assigned among the Primary Point(s) of Receipt set out on Exhibit A, as well as among the Primary Point(s) of Delivery set out on Exhibit A.

Shipper recognizes that no Point(s) of Receipt or Point(s) of Delivery hereunder shall include a Point(s) of Receipt or Point(s) of Delivery on Panhandle Gathering's facilities, unless Shipper agrees to accept a completely separate Gathering service. By designating a firm Point(s) of Receipt or firm Point(s) of Delivery hereunder which is located only on Panhandle Gathering's facilities as defined in the General Terms and Conditions of Panhandle's FERC Gas Tariff, First Revised Volume No. 1, Sh

ARTICLE 2 - TERM

This Agreement shall be effective from the date first stated above. Panhandle shall provide firm Transportation service for Shipper pursuant to this Agreement from the 1st day of October, 2000 through the 31st day of March, 2003, when this Agreement shall expire.

ARTICLE 3 - RATES AND CHARGES

For the services provided or contracted for hereunder, Shipper agrees to pay Panhandle the then-effective, applicable rates and charges under Panhandle's Rate Schedule EFT filed with the Commission, as such rates and charges and Rate Schedule EFT may hereafter be modified, supplemented, superseded, or replaced generally or as to the service hereunder. Panhandle reserves the right from time to time to unilaterally file and to make effective any such changes in the terms or rate levels under Rate

From time to time Panhandle and Shipper may agree in writing, on a level of discount of the otherwise applicable rates and charges hereunder, pursuant to the effective applicable provisions of Rate Schedule EFT and subject to the Regulations and Orders of the Commission. For example, Panhandle and Shipper may agree that a specified discounted rate shall apply: (a) only to certain Quantities under this Agreement; (b) only if specified Quantity levels are actually achieved or only with respect to

From time to time Panhandle and Shipper may agree to a Negotiated Rate for a specified term for service hereunder. Provisions governing such Negotiated Rate and term shall be set forth an Exhibit C hereto.

ARTICLE 4 - FUEL REIMBURSEMENT

In addition to collection of the rates and charges provided for in Article 3, Panhandle shall retain the percentage provided pursuant to Rate Schedule EFT of the quantities received from Shipper hereunder, for reimbursement in kind from Shipper for fuel usage and unaccounted-for line loss.

ARTICLE 5 - GENERAL TERMS AND CONDITIONS

This Agreement and all terms for service hereunder are subject to the further provisions of Rate Schedule EFT and the General Terms and Conditions of Panhandle's Tariff, as such may be modified, supplemented, superseded or replaced generally or as to the service hereunder. Panhandle reserves the right from time to time to unilaterally file and to make effective any such changes in the provisions of Rate Schedule EFT and/or the General Terms and Conditions, subject to the applicable provisions o

ARTICLE 6 - SUCCESSIONS AND ASSIGNMENTS

This Agreement shall be binding upon and inure to the benefit of any successor(s) to either Panhandle or Shipper by merger, consolidation or acquisition. Either Panhandle or Shipper may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture or other instrument which it has executed or may execute hereafter as security for indebtedness; otherwise, except as provided in Section 15 of the General Terms and Conditions,

ARTICLE 7 - NOMINATIONS AND NOTICES

Periodic nominations of the quantities of service requested hereunder must be provided by Shipper to Panhandle, at the times and according to the procedures specified in the General Terms and Conditions. Except as otherwise specified, any other notice, request, demand, statement or bill provided for in the General Terms and Conditions and any other notice which either Panhandle or Shipper may desire to give to the other(s), shall be in writing and shall be considered as duly delivered when mail

PANHANDLE

Payment:	Panhandle Eastern Pipe Line Company
P. 0. Box 201202
Houston, Texas 77216-1202

Nomination and	Panhandle Eastern Pipe Line Company
Scheduling:	Attn: Marketing Operations
P. 0. Box 4967
Houston, Texas 77210-4967
Phone: (713) 989-7590
Facsimile: (713) 989-1121

Pipeline Emergencies:	Panhandle Eastern Pipe Line Company
(Not to be used for	Attn: Gas Control
any other purpose)	P. 0. Box 4967
Houston, Texas 77210-4967
Phone: (713) 627-5623
Toll Free: 1-800-225-3913

All Other:	Panhandle Eastern Pipe Line Company
Attn: Customer Services
P. 0. Box 4967
Houston, Texas 77210-4967
Phone: (713) 627-4272 or
1-800-275-7375
Facsimile: (713) 989-1178

SHIPPER

Billing:	PEOPLES GAS LIGHT AND COKE COMPANY (THE)
Mailing: 130 E RANDOLPH DR, 22TH FLOOR
CHICAGO, IL 60601
Street : 130 E RANDOLPH DR, 22TH FLOOR
CHICAGO,.IL 60601
Attn: DAVID WEAR 312-240-4554

Nomination and	PEOPLES GAS LIGHT AND COKE COMPANY (THE)
Scheduling: (1)	Mailing: 130 E RANDOLPH DR, 22TH FLOOR
CHICAGO, IL 60601
Street : 130 E RANDOLPH DR, 22TH FLOOR
CHICAGO, IL 60601
Attn: DAVID WEAR 312-240-4554

All Other:	PEOPLES GAS LIGHT AND COKE COMPANY (THE)
Mailing: 130 E RANDOLPH DR, 22TH FLOOR
CHICAGO, IL 60601
Street : 130 E RANDOLPH DR, 22TH FLOOR
CHICAGO, IL 60601
Attn: ROY RODRIGUEZ 312-240-4294

(1) Please provide street address in addition to mailing address.

Contract-No: 016775

IN WITNESS WHEREOF, both Panhandle and Shipper have caused this Agreement to be executed in several counterparts by their respective officers or other persons duly authorized to do so, as of the date first stated above.

PANHANDLE EASTERN PIPE LINE COMPANY
By	/s/ Craig R. Fishbeck

(Please type or print name)
Title	Vice President, Marketing
Executed	(Date)

PEOPLES GAS LIGHT AND COKE COMPANY (THE)
By	/s/ D. M. Field
D. M. Field
(Please type or print name)
Title	Executive Vice President
Executed	March 3, 2000	(Date)

Contract-No: 016775

EXHIBIT A

Transportation Agreement

For

Firm Service

Under Rate Schedule EFT

Primary Firm Point(s) of Receipt

			Function-
		Meter	alization/
No.	Received From	No.	Mileage	County	State	Quantity
Effective from: 10/01/2000 Through: 03/31/2001
1	PEOPLES GAS LIGHT AND COK	66591	T/ 832	LENAWE	MI	86,102
Effective from: 04/01/2001 Through: 09/30/2001
2	PEOPLES GAS LIGHT AND COK	66591	T/ 832	LENAWE	MI	0
Effective from: 10/01/2001 Through: 03/31/2002
3	PEOPLES GAS LIGHT AND COK	66591	T/ 832	LENAWE	MI	86,102
Effective from: 04/01/2002 Through: 09/30/2002
4	PEOPLES GAS LIGHT AND COK	66591	T/ 832	LENAWE	MI	0
Effective from: 10/01/2002 Through: 03/31/2003
5	PEOPLES GAS LIGHT AND COK	66591	T/ 832	LENAWE	MI	86,102

Description of Facilities

				Atmos.
	Existing/	Operated and		Pres.
No.	Proposed	Installed by	Maintained by	(Psia)
Effective from: 10/01/2000 Through: 03/31/2001
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	0
Effective from: 04/01/2001 Through: 09/30/2001
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	0
Effective from: 10/01/2001 Through: 03/31/2002
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	0
Effective from: 04/01/2002 Through: 09/30/2002
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	0
Effective from: 10/01/2002 Through: 03/31/2003
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	0

PANHANDLE EASTERN PIPE LINE COMPANY

5444 Westheimer Road/P.O. Box 4967

Houston, Texas 77056/77210-4967

Marketing Administration Department

(713) 627-4272

Fax: (713) 989-1178

December 3, 1999

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

130 E RANDOLPH DR, 22TH FLOOR

CHICAGO, IL 60601

Gentlemen:

Re: 016775

Currently, Panhandle Eastern Pipe Line Company ("Transporter") is transporting natural gas pursuant to and in accordance with the regulations issued by the Federal Energy Regulatory Commission ("FERC") enabling Transporter to provide transportation pursuant to Section 7 of the Natural Gas Act ("NGA") and Subpart G of 18 C.F.R. Part 284.

In order for Transporter to initiate transportation of natural gas in accordance with the referenced service agreement, certain assurances must be obtained from you, as Shipper.

Shipper represents and warrants that the gas purchased for transportation and transported by Transporter pursuant to the referenced transportation agreement is eligible for transportation pursuant to Subpart G of 18 C.F.R. Part 284 or other similar applicable laws, regulations, and authorities.

Please execute in the spaces provided for below and return with the executed Transportation Agreement.

Sincerely,

PANHANDLE EASTERN PIPE LINE COMPANY
By:	/s/ Craig R. Fishbeck
Title	Vice President, Marketing

Agreed to and Accepted this
3 day of March , 2000

PEOPLES GAS LIGHT AND COKE COMPANY (THE)
By	/s/ D. M. Field
D. M. Field
(Please type or print name)
Title	Executive Vice President

EXHIBIT A

Transportation Agreement

Between

Panhandle Eastern Pipe Line Company

For

Firm Service

Under Rate Schedule EFT

and

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

Contract No. 016775

Maximum Daily Contract Quantities (Dt./Day):

Effective	from	10/01/2000	through	03/31/2001:	86,102	Dt./Day
Effective	from	04/01/2001	through	09/30/2001:	0	Dt./Day
Effective	from	10/01/2001	through	03/31/2002:	86,102	Dt./Day
Effective	from	04/01/2002	through	09/30/2002:	0	Dt./Day
Effective	from	10/01/2002	through	03/31/2003:	86,102	Dt./Day

Contract-No: 016775

EXHIBIT A

Transportation Agreement

For

Firm Service

Under Rate Schedule EFT

Primary Firm Point(s) of Delivery

			Function-
		Meter	alization/
No.	Delivered To	No.	Mileage	County	State	Quantity
Effective from: 10/01/2000 Through 03/31/2001
1	PANHANDLE BOURBON DELIVER	PBRBN	T/ 538	DOUGLA	IL	86,102
Effective from: 04/01/2001 Through 09/30/2001
2	PANHANDLE BOURBON DELIVER	PBRBN	T/ 538	DOUGLA	IL	0
Effective from: 10/01/2001 Through 03/31/2002
3	PANHANDLE BOURBON DELIVER	PBRBN	T/ 538	DOUGLA	IL	86,102
Effective from: 04/01/2002 Through 09/30/2002
4	PANHANDLE BOURBON DELIVER	PBRBN	T/ 538	DOUGLA	IL	0
Effective from: 10/01/2002 Through 03/31/2003
5	PANHANDLE BOURBON DELIVER	PBRBN	T/ 538	DOUGLA	IL	86,102

Description of Facilities

				Atmos.
	Existing/	Operated and		Pres.
No.	Proposed	Installed by	Maintained by	(Psia)
Effective from: 10/01/2000 Through: 03/31/2001
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	14
Effective from: 04/01/2001 Through: 09/30/2001
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	14
Effective from: 10/01/2001 Through: 03/31/2002
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	14
Effective from: 04/01/2002 Through: 09/30/2002
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	14
Effective from: 10/01/2002 Through: 03/31/2003
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	14